SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 3, 2012 (January 30, 2012)

DYNEGY INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

Dynegy Inc. (“Dynegy”) and Dynegy Holdings, LLC (“DH”) previously announced on November 7, 2011 that DH and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “Debtor Entities”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Chapter 11 Cases”).  Dynegy and its subsidiaries, other than the five Debtor Entities, did not file voluntary petitions for relief and are not debtors under Chapter 11 of the Bankruptcy Code and, consequently, are continuing to operate their businesses in the ordinary course.

With the commencement and progression of the Chapter 11 Cases, Dynegy’s management was required to evaluate whether the bankruptcy filing had any impact on its consolidation analysis.  Based upon extensive review and after consulting with Dynegy’s accounting and other advisors, on January 30, 2012, Dynegy’s management concluded that under applicable accounting standards, Dynegy no longer had a controlling financial interest in DH and its consolidated subsidiaries as of November 7, 2011, the date of the filing of the Chapter 11 Cases.  Therefore, Dynegy’s consolidated financial statements will reflect the deconsolidation of DH and its consolidated subsidiaries as of that date.  The subsidiaries Dynegy will deconsolidate include entities comprising its Gas and DNE segments.  Subsequent to the deconsolidation, Dynegy is accounting for its investment in DH and its consolidated subsidiaries using the equity method of accounting commencing with the date of the filing of the Chapter 11 Cases.  Dynegy’s management believes that control over DH and its consolidated subsidiaries will likely revert to Dynegy upon emergence from bankruptcy with Dynegy assuming the obligations of DH in connection with the terms of the proposed Amended and Restated Support Agreement entered into by Dynegy, DH and certain holders of DH’s senior and subordinated notes.

The deconsolidation of DH and its consolidated subsidiaries is considered a disposition of assets by Dynegy requiring the presentation of certain pro forma financial information, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” including statements as to Dynegy’s  beliefs that control over DH and its consolidated subsidiaries will likely revert to Dynegy upon emergence from bankruptcy resulting in reconsolidation. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, as amended, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01               Financial Statements and Exhibits.

(b)           Unaudited pro forma condensed consolidated financial statements of Dynegy Inc. are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)           Exhibits:

Exhibit No.	Document

99.1	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated February 3, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc.